Exhibit 99.1

        TELEWEST COMMUNICATIONS PLC ANNOUNCES PASSAGE OF "BAR DATES"
   AND DETAILS OF THE DISTRIBUTION OF TELEWEST GLOBAL, INC. COMMON STOCK



                                                               16 July 2004



London - Telewest Communications plc ("Telewest") today announces the passage of the "bar dates" for the schemes of arrangement (the "Schemes") comprising part of its financial restructuring. With the passage of the bar dates, the Schemes are closed to claims for which no notice has been received and Telewest will proceed with the distribution of the common stock of Telewest Global, Inc. ("Telewest Global") to its creditors and shareholders in accordance with the attached distribution schedule.

Trading in Telewest Global's common stock on the Nasdaq National Market will commence on 19 July 2004 under the symbol "TLWT".



ENQUIRIES:

TELEWEST                                                      020 7299 5000
Mary O'Reilly, head of media                                  020 7299 5888
Richard Williams, head of investor relations                  020 7299 5479

CITIGATE DEWE ROGERSON                                        020 7638 9571
Anthony Carlisle                                              07973 611888


Telewest Global, the newly-restructured broadband communications and media group, currently operates a network covering approximately 4.9 million homes in the UK and provides multi-channel television, telephone and internet services to approximately 1.74 million UK households, and voice and data telecommunications services to around 67,000 business customers. Its content division, Flextech, is the BBC's partner in UKTV. Together they are the largest supplier of basic channels to the UK pay-TV market. For further information go to www.telewest.co.uk/media.

                           DISTRIBUTION SCHEDULE

TELEWEST NOTE AND DEBENTURE HOLDERS

Pursuant to the relevant schemes of arrangement an escrow agent will distribute 241,325,000 shares of Telewest Global common stock (representing 98.5% of Telewest Global's outstanding common stock) to the holders of Telewest's and its Jersey finance subsidiary's notes and debentures. The shares will be distributed amongst the various notes and debentures as follows:

----------------------------- --------------------------- --------------------------- --------------------- ------------------------
           NOTES              AGGREGATE PRINCIPAL         APPROXIMATE TOTAL NUMBER        MULTIPLIER        APPROXIMATE NUMBER OF
                              AMOUNT                      OF SHARES OF COMMON STOCK                         SHARES PER
                                                          TO BE DISTRIBUTED                                 $1,000/(POUND)1,000 OF
                                                                                              (C)           PRINCIPAL(1)
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
9.625% Senior Debentures               $300,000,000             12,434,919                 1.220                   41.450
due 2006
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
11% Senior Discount                  $1,536,413,000             65,458,708                 1.254                   42.605
Debentures due 2007
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
11.25% Senior Notes due 2008           $350,000,000             14,792,798                 1.244                   42.265
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
9.875% Senior Notes due 2010     (pound)180,000,000             12,053,718                 1.971                   66.965
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
9.875% Senior Notes due 2010           $350,000,000             14,079,319                 1.184                   40.227
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
5.25% Senior Convertible         (pound)299,500,000             18,499,185                 1.818                   61.767
Notes due 2007
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
9.875% Senior Discount           (pound)325,000,000             18,462,118                 1.672                   56.807
Notes due 2009
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
9.25% Senior Discount Notes            $500,000,000            17,055,545                 1.004                   34.111
due 2009
---------------------------- --------------------------- --------------------------- --------------------- ------------------------
11.375% Senior Discount                $450,000,000             14,065,729                 0.920                   31.257
Notes due 2010
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
6% Senior Convertible Notes          $1,000,000,000             37,814,386                 1.113                   75.629
due 2005 (Issued by
Telewest's Jersey finance
and including the benefit
of Telewest's Guarantee)
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
5% Accreting Convertible         (pound)293,600,050             16,608,566                 1.665                   56.569
Notes due 2003
----------------------------- --------------------------- --------------------------- --------------------- ------------------------
    Total:                                (2)                  241,324,991

----------------------------- --------------------------- --------------------------- --------------------- ------------------------

---------------------

(1) Principal outstanding at maturity in the case of the 11.375% Senior Discount Notes due 2010.

(2) The aggregate total obligation, measured as the sum of the principal amounts of each note or debenture multiplied by the relevant multiplier
(C), is $7,102,976,985.


To determine the number of shares that the holder of a note or debenture is entitled to receive in connection with a given note or debenture, multiply the principal amount of the note or debenture held by the applicable multiplier (C), divide that number by $7,102,976,985 (A) and multiply by 241,325,000 (B):

      (principal amount of note or debenture held x C)   x   B
      ------------------------------------------------
                              A

It is anticipated that the distribution of shares will be completed on 19 July 2004.

No fractional shares will be distributed to the holders of notes and debentures. Fractional interests will be aggregated and sold on the open market. The net proceeds of such sales will be paid to the UK National Society for the Prevention of Cruelty to Children.

TELEWEST SHAREHOLDERS

Pursuant to the Telewest scheme of arrangement, Telewest shareholders on the register of members on 14 July 2004 will be allocated in aggregate, 3,675,000 shares of Telewest Global common stock (representing 1.5% of Telewest Global's outstanding common stock). The shares of common stock will be distributed to eligible shareholders as set forth below.

--------------------------------------------------------------
NUMBER OF TELEWEST  NUMBER OF      NUMBER OF SHARES OF
ORDINARY SHARES     TELEWEST ADRS  TELEWEST GLOBAL COMMON
                                   STOCK RECEIVED
--------------------------------------------------------------
804.4004            4.022002       1
--------------------------------------------------------------

Fractional share entitlements will not be distributed to shareholders. Instead, fractional share entitlements will be aggregated and sold on the open market. The net proceeds of such sales will be paid in cash in pounds sterling (without interest) pro rata to each shareholder entitled to a fractional share.